SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):
                        November 4, 1999


                  EnergyNorth Natural Gas, Inc.
            (Exact name of registrant in its charter)
           ___________________________________________


    New Hampshire           000-25305             02-0209312
   (State or other      (Commission File       (I.R.S. Employer
   jurisdiction of           Number)         Identification No.)
  incorporation or
    organization)


       1260 Elm Street, P.O. Box 329, Manchester, NH  03105-0329
                         (603) 625-4000
 (Address, zip code and telephone number of principal executive offices)



                              None
  (Former name of former address, if changed since last report)

Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable

Item 5.  Other Events.

     On November 4, 1999, EnergyNorth, Inc., the Registrant's parent company, and Eastern Enterprises entered into Amendment No. 1 to the Agreement and Plan of Reorganization dated July 14, 1999. The press release relating thereto is included herein as Exhibit 99.1.


Item 7.  Financial Statement and Exhibits.

      (c)  Exhibits -

           99.1 -    Press Release.







                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, EnergyNorth Natural Gas, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                  EnergyNorth Natural Gas, Inc.
                                         (Registrant)



Date: November 10, 1999       By    /s/ Michelle L. Chicoine
                                 _______________________________
                                 Michelle L. Chicoine, President

                             Exhibit Index



          99.1 -    Press Release.